UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7215

Dryden Total Return Bond Fund, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102

(Address of principal executive offices)	(Zip code)

Marguerite E. H. Morrison

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7525

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

Item1—Reports to Stockholders—[ INSERT REPORT ]

Dryden Total Return Bond Fund, Inc.

Formerly known as Prudential Total Return Bond Fund, Inc

DECEMBER 31, 2003	ANNUAL REPORT

FUND TYPE

Taxable bond

OBJECTIVE

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

Dear Shareholder,

February 23, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

The frequent trading of shares in response to short-term fluctuations in the market is known as “market timing”. When market timing occurs in violation of a fund’s prospectus, in certain circumstances, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. The redemption may happen when it is not advantageous to sell securities and result in harming the fund’s performance and/or subject the fund to additional transaction costs.

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged market timing and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Dryden Total Return Bond Fund, Inc.

Dryden Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Fund Objective

The investment objective of the Dryden Total Return Bond Fund, Inc. (the Fund) is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 12/31/03
	One Year	Five Years	Since Inception[2]
Class A	6.18%	30.76%	88.13%

Class B	5.39	26.95	78.28

Class C	5.65	27.75	79.37

Class Z	6.44	32.41	58.70

Lehman Brothers Aggregate Bond Index[3]	4.10	37.80	***

Lipper General Bond Funds Avg.[4]	6.42	28.56	****

Average Annual Total Returns[1] as of 12/31/03
	One Year	Five Years	Since Inception[2]
Class A	1.93%	4.65%	6.81%

Class B	0.39	4.73	6.65

Class C	3.60	4.81	6.61

Class Z	6.44	5.77	6.54

Lehman Brothers Aggregate Bond Index[3]	4.10	6.62	***

Lipper General Bond Funds Avg.[4]	6.42	5.14	****

Distributions and Yields[1] as of 12/31/03
		Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A		$0.56	2.81%

Class B		$0.46	2.18

Class C		$0.50	2.41

Class Z		$0.59	3.18

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The Fund charges a maximum front-end sales charge of 4% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, B, and C, 1/10/95; Class Z,

2	Visit our website at www.jennisondryden.com

9/16/96. 3The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. 4The Lipper General Bond Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Bond Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues. Investors cannot invest directly in an index. The returns for the Lehman Brothers Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***Lehman Brothers Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 101.64% for Class A, Class B, and Class C, and 69.16% for Class Z. Lehman Brothers Aggregate Bond Index Closest Month-End to Inception average annual total returns are 7.38% for Class A, Class B, and Class C, and 6.12% for Class Z. ****Lipper Average Closest Month-End to Inception cumulative total returns are 90.45% for Class A, Class B, and Class C, and 54.04% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 8.10% for Class A, Class B, and Class C, and 7.52% for Class Z.

Five Largest Issuers expressed as a percentage of net assets as of 12/31/03
Federal National Mortgage Association	30.4%

Federal Home Loan Mortgage Corp.	5.0

Government National Mortgage Association	2.9

News America, Inc.	1.6

MBNA	1.4

Issuers are subject to change.

Portfolio Composition expressed as a percentage of net assets as of 12/31/03
Corporates	51.2%

Mortgages	34.9

U.S. Agencies	4.2

Commercial Mortgage-Backed Securities	4.1

Asset-Backed Securities	2.8

U.S. Treasurys	1.3

Non-Dollar	1.1

Cash & Equivalents	0.4

Portfolio Composition is subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/03
U.S. Government & Agency	40.1%

AAA	9.9

AA	1.4

A	8.7

BBB	33.3

BB	5.5

B	0.7

Cash & Equivalents	0.4

*Source: Highest ratings between Moody’s Investor Service (Moody’s) or Standard & Poor’s Rating Service (S&P). Credit Quality is subject to change.

Dryden Total Return Bond Fund, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

Corporate bonds took center stage in the U.S. fixed income market

Improving economic conditions in the United States, aided by low interest rates, tax cuts, and a weak U.S. dollar, created an investment environment that favored bonds with higher risk in 2003. High yield corporate bonds, called “junk bonds” because of their lower credit ratings, generated the highest return in the U.S. fixed income market in 2003 followed by investment-grade corporate bonds. Both sectors significantly outperformed U.S. Treasury securities, federal agency securities, mortgage-backed securities, and asset-backed securities, as low interest rates encouraged investors to seek bonds that provided attractive yields. Investors searching for higher yielding assets also purchased emerging-market bonds.

For the year, the Fund benefited from our decision to have an underweight exposure to Treasurys relative to the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, and to emphasize investment-grade corporate bonds, with a significant exposure to high yield bonds and emerging-market bonds. Both high yield bonds and emerging-market bonds posted strong double-digit returns for the year.

In early 2003, there was solid demand for high yield bonds because the asset class was considered undervalued, given the prospects for improved economic conditions in the United States. The high yield sector also benefited from the ability of troubled companies to cut their interest costs by issuing new bonds to replace higher coupon bonds. Companies that issue investment-grade corporate bonds replaced short-term debt with long-term bonds to take advantage of the low-interest-rate environment. This benefited the investment-grade corporate bond sector. In the second half of the year, high yield bonds rallied impressively and investment-grade corporate bonds held up better than Treasurys because the stronger-than-expected economic recovery helped boost corporate earnings.

Meanwhile, Treasurys and other high grade U.S. bonds, which had rallied during the first half of 2003, sold off for much of the second half of the year. Disappointment over the Federal Reserve’s decision to only cut short-term rates by a modest quarter of a percentage point in June and signs of accelerating economic growth during the summer pressured these fixed income sectors.

Focus on telecommunications, cable/media, and airlines

Among investment-grade corporate bonds, we favored bonds of industries and companies in the process of deleveraging, such as telecommunications [Sprint and AT&T Wireless] and cable/media [TimeWarner/AOL]. These debt securities performed well. Exposure to bonds of automobile companies such as General Motors and secured bonds of airlines such as Continental Airlines was another positive factor

4	Visit our website at www.jennisondryden.com

for the Fund. Automobile bonds appreciated as the industry’s earnings picture improved, and airline bonds gained in value as air travel recovered during the rebound in economic growth. We believe intense competition is harming business prospects for supermarkets and retailers. As a result, the Fund only had a modest exposure to bonds from these industries.

Selection key in mortgage-backed securities market

Mortgage-backed securities comprised a considerable portion of the Fund’s assets in 2003. While they underperformed investment-grade corporate bonds and high yield bonds for the year, good security selection within the mortgage-backed sector helped the Fund. The sector was hit with prepayments as homeowners took advantage of low interest rates by refinancing some of the underlying mortgages. In the first half of the year when prepayments occurred at a brisk pace, the Fund benefited from its exposure to mortgage-backed securities with lower coupon rates that experienced slower than usual prepayments. In the second half of the year when accelerating economic growth pushed bond yields higher (and prices lower), the Fund benefited from its exposure to mortgage-backed securities with higher coupon rates whose prices held up better as the bond market sold off.

Emerging-market bond exposure worked well in 2003

Turning to debt securities of issuers outside of the United States, the Fund maintained holdings in emerging-market bonds in 2003. The sector gained sharply in value during the year, helped by improving global economic conditions, the search for bonds with attractive yields, and rising commodity prices. Among the Fund’s emerging-market holdings were bonds of Russia and Mexico that performed well.

Dryden Total Return Bond Fund, Inc.	5

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2003

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.8%

ASSET BACKED SECURITIES 2.8%
Aaa	$5,000	(a)	Citibank Credit Card, Master Trust I, Ser. 1999-5, Class A, 6.10%, 5/15/08	$5,430,712
Aaa	4,700		MBNA Master Credit Card Trust II, Ser. 1999-J, 7.00%, 2/15/12	5,432,654

			Total asset backed securities	10,863,366

DOMESTIC CORPORATE BONDS 39.8%
Baa2	290	(b)	Albertson’s, Inc., Sr. Notes, 7.50%, 2/15/11	332,444
Baa2	400		8.00%, 5/1/31	463,048
Ba3	615	(b)	Allied Waste North America, Inc., 7.375%, 1/1/04	615,000
Baa2	325		Altria Group, Inc., Notes, 7.65%, 7/1/08	359,711
Baa2	500		7.00%, 11/4/13	533,398
Ba2	220		American Standard, Inc., Sr. Notes, 7.375%, 4/15/05	232,100
Ba2	855		7.625%, 2/15/10	970,425
Baa1	450		AOL Time Warner, Inc., 7.70%, 5/1/32	525,198
Baa2	65		Aon Corp., Sr. Notes, 7.375%, 12/14/12	74,322
Baa2	1,350	(b)	AT&T Corp., Sr. Notes, 7.25%, 11/15/06	1,492,879
Baa2	250	(b)	8.05%, 11/15/11	287,745
Baa2	290		8.75%, 11/15/31	338,883
Baa2	500	(b)	AT&T Wireless Services, Inc., Notes, 8.125%, 5/1/12	587,976
A3	420		Auburn Hills Trust, Gtd. Notes, 12.375%, 5/1/20	605,143
Aa2	400		Bank of America Corp., Sr. Notes, 5.875%, 2/15/09	438,278
Baa1	2,750		Bank United Corp., Sr. Sub. Notes, 8.875%, 5/1/07	3,248,564

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	7

Portfolio of Investments

as of December 31, 2003 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Aa3	$500		Bell Telephone Co., Debs., 8.35%, 12/15/30	$623,708
Baa2	2,000		BJ Services Co., Notes, Ser. B, 7.00%, 2/1/06	2,136,910
A1	295		Bristol-Myers Squibb Co., Notes, 5.75%, 10/1/11	318,783
Baa2	730	(b)	Cadbury Schweppes U.S. Finance, Notes, 3.875%, 10/1/08	726,685
Baa3	2,000		Calenergy, Inc., Sr. Notes, 7.23%, 9/15/05	2,155,742
Baa3	110		Capital One Bank, Sr. Notes, 6.50%, 7/30/04	113,022
Baa3	1,265	(b)	6.875%, 2/1/06	1,368,475
Baa3	400		6.50%, 6/13/13	419,365
Baa3	875		Capital One Financial Corp., Notes, 6.25%, 11/15/13	897,042
Baa2	750		CenterPoint Energy Houston Electric LLC, First Mtge. Bonds, Ser. J, 5.70%, 3/15/13	783,751
Baa2	750		Ser. K, 6.95%, 3/15/33	830,820
Ba1	1,100		CenterPoint Energy Resources Corp., Sr. Notes, 7.875%, 4/1/13	1,245,307
Baa2	540		CenturyTel, Inc., Sr. Notes, 7.875%, 8/15/12	639,590
Baa2	650		Certegy, Inc., Notes, 4.75%, 9/15/08	666,370
Ba3	28		Chesapeake Energy Corp., Gtd. Notes, 8.125%, 4/1/11	31,080
A2	65		CIT Group, Inc., Sr. Notes, 5.50%, 11/30/07	69,594
Aa2	485	(b)	Citigroup, Inc., Sr. Sub. Notes, 6.625%, 6/15/32	525,394
Aa2	285		5.875%, 2/22/33	280,100
Aa2	1,000		6.00%, 10/31/33	999,897
Baa2	1,900		Citizens Communications Co., Notes, 8.50%, 5/15/06	2,074,536
Baa2	500		9.25%, 5/15/11	591,121
Ba1	1,055		Clear Channel Communications, Inc., Gtd. Notes, 8.00%, 11/1/08	1,221,163

See Notes to Financial Statements.

8	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)
			Clear Channel Communications, Inc.,

Baa3	$425		Sr. Notes, 4.40%, 5/15/11	$414,980
Baa3	70		Comcast Corp., Notes, 7.05%, 3/15/33	76,147
Baa2	270		Commerce Group, Inc. (The), Notes, 5.95%, 12/9/13	273,823
Baa1	3,500		Commonwealth Edison Co., Notes, 7.625%, 1/15/07	3,958,052
A3	300		First Mtge. Bonds, 5.875%, 2/1/33	300,118
Baa3	590		Computer Associates International, Inc., Sr. Notes, 6.375%, 4/15/05	616,759
A2	135		Computer Sciences Corp., Sr. Notes, 6.75%, 6/15/06	148,048
A3	600		ConocoPhillips, Notes, 6.375%, 3/30/09	672,300
Baa3	1,000		Consumers Energy Co., First Mtge. Bonds, 6.25%, 9/15/06	1,079,760
Baa3	250		Sr. Notes, 5.375%, 4/15/13	251,156
Baa3	595		Continental Airlines, Inc., Pass Through Trust, Ser. 1998-3, Class A-2, 6.32%, 11/1/08	586,875
Baa3	616		Ser. 2000-1, Class A-1, 8.048%, 11/1/20	630,896
Baa2	500		Cox Communications, Inc., Notes, 7.125%, 10/1/12	576,707
Ba1	200		D.R. Horton, Inc., Sr. Notes, 6.875%, 5/1/13	213,000
A3	1,000		DaimlerChrysler North America Holding Corp., Notes, 6.50%, 11/15/13	1,053,410
Baa2	400	(b)	Devon Financing Corp., Notes, 6.875%, 9/30/11	453,570
Baa1	1,400		Dominion Resources, Inc., Sr. Notes, Ser. A, 2.80%, 2/15/05	1,414,433
A3	900		Dow Chemical Co., Sr. Notes, 5.75%, 11/15/09	963,586

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	9

Portfolio of Investments

as of December 31, 2003 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa2	$2,000		Duke Energy Field Services LLC, Notes, 7.50%, 8/16/05	$2,148,924
Baa2	205		Eastman Chemical Co., Notes, 7.00%, 4/15/12	226,490
Baa3	1,705	(b)	Electronic Data Systems Corp., Sr. Notes, 6.85%, 10/15/04	1,764,443
Baa3	2,125		6.00%, 8/1/13	2,088,099
Baa2	500		Energy East Corp., Notes, 6.75%, 6/15/12	553,862
Baa2	15		6.75%, 9/15/33	15,739
Baa1	375		Equifax, Inc., Notes, 4.95%, 11/1/07	392,219
Baa1	375		ERP Operating L.P., Notes, 7.10%, 6/23/04	384,246
Baa1	1,200		6.63%, 4/13/05	1,271,673
Baa2	450	(b)	FirstEnergy Corp., Notes, Ser. A, 5.50%, 11/15/06	466,129
Baa2	905		Ser. B, 6.45%, 11/15/11	937,986
Baa2	250		Ser. C, 7.375%, 11/15/31	255,744
Baa1	35	(b)	Ford Motor Co., Notes, 7.45%, 7/16/31	35,368
A3	1,475		Ford Motor Credit Co., Notes, 7.875%, 6/15/10	1,648,113
A3	1,070		7.375%, 2/1/11	1,166,236
A3	1,190	(b)	7.00%, 10/1/13	1,255,068
Ba3	1,300	(b)	Gap, Inc. (The), Notes, 6.90%, 9/15/07	1,434,875
Aaa	4,000		General Electric Capital Corp., M.T.N., Ser. A, 6.125%, 2/22/11	4,400,464
Baa1	1,455	(b)	Debs., 8.375%, 7/15/33	1,688,983
A2	755		General Motors Acceptance Corp., Notes, 6.875%, 9/15/11	813,231
A2	1,715	(b)	6.875%, 8/28/12	1,845,041
Baa2	1,510		Halliburton Co., Notes, 2.656%, 10/17/05	1,526,424
Baa2	760		5.50%, 10/15/10	794,821

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Ba1	$1,035	(b)	Harrah’s Operating Co., Inc., Sr. Sub. Notes, 7.875%, 12/15/05	$1,125,562
Baa3	500		7.125%, 6/1/07	556,796
A3	600		Hartford Financial Services Group, Inc. (The), Sr. Notes, 2.375%, 6/1/06	596,995
Ba1	450		HCA, Inc., Notes, 6.91%, 6/15/05	474,016
Ba1	3,000		7.125%, 6/1/06	3,250,296
A3	120		Hewlett-Packard Co., Notes, 7.15%, 6/15/05	129,015
Ba3	550		Host Marriot L.P., Gtd. Notes, Ser. E, 8.375%, 2/15/06	586,438
A2	290	(b)	Household Finance Corp., Notes, 5.75%, 1/30/07	313,520
A2	155		6.75%, 5/15/11	174,490
Ba1	500		Hyundai Motor Manufacturing LLC, Gtd. Notes, 5.30%, 12/19/08	501,496
Baa3	540		ICI Wilmington, Inc., Gtd. Notes, 4.375%, 12/1/08	537,970
Baa3	780		5.625%, 12/1/13	783,756
A3	1,000		Ingersoll-Rand Co., Notes, 5.80%, 6/1/04	1,017,793
A1	750		International Business Machines Corp., Debs., 8.375%, 11/1/19	982,831
A1	600		International Lease Finance Corp., Notes, 2.95%, 5/23/06	604,747
Baa2	450		International Paper Co., Notes, 5.50%, 1/15/14	451,672
A2	350		J.P. Morgan Chase & Co., Sub. Notes, 6.75%, 2/1/11	394,657
Baa3	400		Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	417,228
Ba3	300		JC Penney Co., Inc., Notes, 7.375%, 8/15/08	333,375
A3	375	(b)	John Deere Capital Corp., Notes, 7.00%, 3/15/12	431,996
Ba1	340		KB Home Corp., Sr. Notes, 7.75%, 10/15/04	348,500

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of December 31, 2003 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa2	$1,500		Kerr-McGee Corp., Notes, 5.875%, 9/15/06	$1,609,650
A3	150		Kraft Foods, Inc., Notes, 5.25%, 6/1/07	159,585
A3	795		5.625%, 11/1/11	837,649
A3	425		6.25%, 6/1/12	463,191
Baa3	500	(b)	Kroger Co. (The), Gtd. Notes, 6.75%, 4/15/12	554,010
Ba3	775		L-3 Communications Corp., Sr. Sub. Notes, 6.125%, 1/15/14	776,937
Ba1	1,040		Lear Corp., Sr. Notes, Ser. B, 7.96%, 5/15/05	1,112,800
Ba1	325	(b)	8.11%, 5/15/09	382,281
A2	1,175		Lehman Brothers Holdings, Inc., Notes, 6.625%, 2/5/06	1,277,687
Baa3	405	(b)	Liberty Media Corp., Sr. Notes, Class A, 5.70%, 5/15/13	409,562
Baa1	350		Marathon Oil Corp., Notes, 6.80%, 3/15/32	374,837
Baa1	105		May Department Stores Co. (The), Notes, 6.90%, 1/15/32	113,088
Ba1	1,200		MGM MIRAGE, Gtd. Notes, 6.00%, 10/1/09	1,233,000
Ba3	800		Midland Funding II, Bonds, Ser. B, 13.25%, 7/23/06	936,000
Baa1	795		Miller Brewing Co., Notes, 5.50%, 8/15/13	812,206
Baa3	6,000		News America, Inc., Gtd. Notes, 6.703%, 5/21/04	6,095,778
Baa2	2,000		Niagara Mohawk Power Corp., First Mtge. Bonds, 8.00%, 6/1/04	2,051,858
			NiSource Finance Corp., Gtd. Notes,
Baa3	1,000		1.919%, 5/4/05	999,994
Baa3	200		7.625%, 11/15/05	218,500
Baa3	970	(b)	7.875%, 11/15/10	1,153,709
Baa1	800		Norfolk Southern Corp., Notes, 7.80%, 5/15/27	960,844
A3	400		Northern State Power Co., First Mtge. Bonds, Ser. B, 8.00%, 8/28/12	487,692

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa1	$900	(b)	Occidental Petroleum Corp., M.T.N., 4.25%, 3/15/10	$905,643
Baa3	150		Ocean Energy, Inc., Sr. Notes, 7.25%, 10/1/11	172,632
BBB-(f)	840		Odyssey Real Estate Holdings Corp., Notes, 7.65%, 11/1/13	877,577
Baa1	700		Oncor Electric Delivery Co., Sec’d. Notes, 6.375%, 1/15/15	760,991
Baa2	1,759		Pactiv Corp., Debs., 8.125%, 6/15/17	2,138,703
Ba2	1,060		Park Place Entertainment Corp., Sr. Sub. Notes, 7.875%, 12/15/05	1,135,525
			Parker & Parsley Petroleum Co., Sr. Notes,
Ba1	1,140		8.875%, 4/15/05	1,220,084
Ba1	715		8.25%, 8/15/07	825,835
A1	230		Pharmacia Corp., Debs., 6.50%, 12/1/18	267,254
Ba2	2,100		Pinnacle One Partners L.P., Sr. Notes, 8.83%, 8/15/04	2,176,125
A3	300		PNC Funding Corp., Sr. Sub. Notes, 7.50%, 11/1/09	351,825
Baa1	1,450		PSE&G Power LLC, Gtd. Notes, 7.75%, 4/15/11	1,706,686
Baa3	3,175		Quest Diagnostics, Inc., Sr. Notes, 6.75%, 7/12/06	3,469,767
Baa3	100		Raytheon Co., Notes, 4.50%, 11/15/07	101,390
Baa3	500		8.30%, 3/1/10	599,954
A3	1,500		Rockwell International Corp., Debs., 5.20%, 1/15/98	1,186,095
Baa3	600		RPM International, Inc., Bonds, 6.25%, 12/15/13	608,375
B1	22		Saks, Inc., Gtd. Notes, 7.00%, 12/1/13	22,440

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of December 31, 2003 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Schering-Plough Corp., Sr. Notes,
A3	$250	(b)	5.30%, 12/1/13	$254,362
A3	400		Bonds, 6.50%, 12/1/33	416,095
Baa3	305		Sealed Air Corp., Sr. Notes, 5.625%, 7/15/13	312,104
Baa3	580		6.875%, 7/15/33	613,927
Baa3	2,000		Southern California Edison Co., First Mtge. Bonds, 6.375%, 1/15/06	2,120,000
Baa3	1,420		Sprint Capital Corp., Notes, 7.90%, 3/15/05	1,512,681
Baa3	1,265	(b)	8.375%, 3/15/12	1,477,267
A3	300		Suncor Energy, Inc., 5.95%, 12/1/34	297,798
A2	500		Target Corp., Notes, 6.35%, 1/15/11	557,937
Baa3	1,500		Tele-Communications, Inc., Notes, 6.875%, 2/15/06	1,628,617
Baa1	1,800		Telecomunica de Puerto Rico, Inc., Sr. Notes, 6.65%, 5/15/06	1,950,953
Baa1	1,150		6.80%, 5/15/09	1,285,628
Baa2	1,765		TeleCorp PCS, Inc., Sr. Sub. Notes, 10.625%, 7/15/10	2,063,160
			Time Warner, Inc.,
Baa1	900		Notes, 5.625%, 5/1/05	942,113
Baa1	1,000		6.875%, 5/1/12	1,125,305
A3	750		Tosco Corp., Notes, 7.25%, 1/1/07	840,354
Baa3	70	(b)	Toys “R” Us, Inc., Notes, 7.375%, 10/15/18	69,951
Baa3	275		Tyson Foods, Inc., M.T.N., 6.625%, 10/17/05	287,318
Baa3	375		Notes, 7.25%, 10/1/06	410,937

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Ba1	$330		Unisys Corp., Sr. Notes, 8.125%, 6/1/06	$356,400
A2	225		United Technologies Corp., Notes, 7.125%, 11/15/10	263,467
Baa3	160		UnumProvident Corp., Sr. Notes, 7.625%, 3/1/11	176,261
Baa2	1,050		Valero Energy Corp., Notes, 6.875%, 4/15/12	1,161,929
Baa1	1,150		Waste Management, Inc., Debs., 7.65%, 3/15/11	1,339,631
Baa1	800		Sr. Notes, 7.75%, 5/15/32	942,747
Baa2	325		Weyerhaeuser Co., Debs., 7.375%, 3/15/32	353,373
			Wyeth, Sr. Notes,
Baa1	1,200	(b)	5.50%, 2/1/14	1,213,698
Baa1	410		Bonds, 6.45%, 2/1/24	420,170
Baa3	775		Xcel Energy, Inc., Sr. Notes 3.40%, 7/1/08	756,846
Ba1	350		Yum! Brands, Inc., Sr. Notes, 7.45%, 5/15/05	373,188
Ba1	200		8.875%, 4/15/11	242,500

			Total domestic corporate bonds	151,948,992

FOREIGN CORPORATE BONDS(d) 7.6%
Baa1	1,500	(b)	Alcan, Inc., (Canada), Notes, 6.125%, 12/15/33	1,509,138
A3	800	(b)	Bombardier, Inc. (Canada), Notes, 6.75%, 5/1/12	874,000
Ba1	575	(b)	British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 7.30%, 10/15/06	640,245
Baa1	160		Burlington Resources Finance Co. (Canada), Gtd. Notes, 6.50%, 12/1/11	178,691
Baa3	225		Carnival PLC (United Kingdom), Notes, 7.30%, 6/1/07	250,002

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of December 31, 2003 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Ba1	$1,250		Cemex S.A. (Mexico), Notes, 9.625%, 10/1/09	$1,509,375
Baa3	615		Cho Hung Bank (Korea), Sub. Notes, 11.50%, 4/1/10	679,575
Baa3	700		11.875%, 4/1/10	777,000
A3	1,160		Conoco Funding Co. (Canada), Gtd. Notes, 6.35%, 10/15/11	1,300,543
			Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes,
Baa3	400		8.25%, 6/15/05	433,902
Baa3	300		8.50%, 6/15/10	362,735
Baa3	550	(b)	5.25%, 7/22/13	555,620
Baa3	100		8.75%, 6/15/30	127,743
Baa3	35		9.25%, 6/1/32	48,025
Ba2	185		Empresa Nacional de Electricidad S.A. (Chile), Notes, 8.35%, 8/1/13	207,966
Ba2	1,000	(b)	Enersis S.A. (Chile), Bonds, 7.375%, 1/15/14	1,029,566
Ba1	215		Equus Cayman Finance Ltd. (Cayman Islands), Notes 5.50%, 9/12/08	217,990
Aa3	1,000		HBOS PLC (United Kingdom), Sub. Note, 6.00%, 11/1/33	994,124
Baa3	960		INTELSAT (Bermuda), Notes, 6.50%, 11/1/13	1,001,657
Baa1	1,750		KPN N.V. (Netherlands), Sr. Notes, 8.00%, 10/1/10	2,093,467
Baa2	1,000	(b)	PCCW-HKTC Capital Ltd. (Hong Kong), Gtd. Notes, 8.00%, 11/15/11	1,173,613
Baa1	1,200		Pemex Finance Ltd. (Mexico), Notes, 9.14%, 8/15/04	1,219,332
Baa1	700		Petroleos Mexicanos (Mexico), Gtd. Notes, 9.25%, 3/30/18	815,500
Baa1	1,700		Notes, Ser. P, 9.50%, 9/15/27	2,023,000

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa1	$1,530		Petronas Capital Ltd. (Malaysia), Gtd. Notes, 7.00%, 5/22/12	$1,742,857
			Rogers Cablesystems Ltd. (Canada), Sr. Sec’d. Notes, Ser. B,
Baa3	875		10.00%, 3/15/05	938,438
Ba2	125		Royal & Sun Alliance Insurance Group PLC (United Kingdom), Gtd Notes, 8.95%, 10/15/29	121,547
Baa1	700		SABMiller PLC (United Kingdom), Bonds, 6.625%, 8/15/33	740,052
A1	355	(b)	Santander Central Hispano Issuances (Spain), Notes, 7.625%, 9/14/10	420,825
Baa2	250		Telecom Italia Capital (Luxembourg), Gtd. Notes, 5.25%, 11/15/13	250,498
Ba1	1,310		Telus Corp. (Canada), Notes, 7.50%, 6/1/07	1,466,079
Ba1	500		8.00%, 6/1/11	584,643
Baa2	65		Transocean, Inc. (Cayman Islands), Notes, 7.50%, 4/15/31	74,436
Baa1	670		UFJ Finance Aruba AEC (Aruba), Notes, 6.75%, 7/15/13	714,554
Baa2	560		United News & Media PLC (United Kingdom), Notes, 7.25%, 7/1/04	569,700
A2	1,265		Vodafone Group PLC (United Kingdom), Notes, 5.00%, 12/16/13	1,259,770

			Total foreign corporate bonds	28,906,208

FOREIGN GOVERNMENT SECURITIES(d) 2.8%
B2	165		Brazilian Government Bonds, Bonds, 11.25%, 7/26/07	193,050
B2	745		11.00%, 8/17/40	817,637
B2	500	(b)	Notes, 9.25%, 10/22/10	537,500
Ba2	160		Colombian Government Bonds, 9.75%, 4/23/09	176,800

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of December 31, 2003 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa3	$372		Croatian Government Bonds, Ser. B, F.R.N., 2.00%, 7/31/06	$371,746
Baa3	700		El Salvador Government Bonds, 7.75%, 1/24/23	736,750
Aaa	EUR 3,210		German Government Bonds, 4.25%, 1/4/14	4,030,715
Ba1	$159		Panamanian Government Bonds, 1.938%, 7/17/14	149,353
Ba3	220		Peru Government Bonds, 4.50%, 3/7/17	195,536
Ba1	155	(b)	Philippines Government Bonds, Notes, 9.875%, 3/16/10	171,663
Baa3	1,000		Russian Government Bonds, 5.00%, 3/31/30	962,500
Baa2	1,815		United Mexican States (Mexico), Notes, 8.375%, 1/14/11	2,155,313

			Total foreign government securities	10,498,563

FOREIGN STRUCTURED NOTES(d) 0.3%
Aaa	1,100		Preferred Term Securities X Ltd. (Cayman Islands), Sr. Notes, F.R.N., 1.89%, 7/3/33	1,097,250

COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
Aaa	1,400		Washington Mutual, Ser. 2002-AR15, Class A-5, 4.38%, 12/25/32	1,404,690

COMMERCIAL MORTGAGE BACKED SECURITIES 4.1%
AAA(f)	12,725		Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2003-T10, Class X2, I.O., 1.268%, 3/13/40	825,137
Aaa	3,180		Greenwich Capital Commercial Funding Corp., Ser. 2003-C2, Class A3, 4.533%, 1/5/36	3,191,717
Aaa	1,500		J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2003-CB6, Class A-2, 5.255%, 7/12/37	1,546,141
Aaa	1,740		Ser. 2003-ML1A, Class A-2, 4.767%, 3/12/39	1,740,762

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Aaa	$1,295		LB-UBS Commercial Mortgage Trust, Ser. 2003-C8, Class A3, 4.83%, 11/15/27	$1,317,771
Aaa	750		Morgan Stanley Dean Witter Capital I, Ser. 2000-A3, 7.36%, 2/23/34	854,055
AAA(f)	1,835		PNC Mortgage Acceptance Corp., Ser. 1999, Class A-1B, 7.33%, 12/10/32	2,115,895
Aaa	3,930		Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2, 4.867%, 2/15/35	3,953,436

			Total commercial mortgage backed securities	15,544,914

MORTGAGE BACKED SECURITIES 38.7%
	1,940	(e)	Federal Farm Credit Bank, 4.15%, 5/15/13	1,866,458
	5,000		Federal Home Loan Mortgage Corp., 4.50%, TBA	4,998,440
	4,000		5.50%, TBA	4,047,500
	4,500		6.00%, TBA	4,649,063
	1,265	(e)	6.50%, 7/1/32-9/1/32	1,325,949
	1,000		6.50%, TBA	1,047,188
	797	(e)	7.00%, 9/1/32	843,659
	2,000		7.00%, TBA	2,115,624
	1,500		Federal National Mortgage Association, 4.50%, TBA	1,501,407
	30,000		5.00%, TBA	30,287,510
	1,611	(e)	5.50%, 1/1/17-5/1/17	1,671,469
	30,900		5.50%, TBA	31,316,704
	18,553	(b)(e)	6.00%, 5/15/11-11/1/32	20,799,230
	13,500		6.00%, TBA	13,988,913
	10,743	(e)	6.50%, 12/1/17-11/1/33	11,297,022
	1,100		6.50%, TBA	1,150,187
	1,322	(e)	7.00%, 3/1/32-6/1/32	1,399,278
	2,500		7.00%, TBA	2,646,875
	6,000		Government National Mortgage Association, 5.50%, TBA	6,099,372
	4,182	(e)	6.50%, 9/15/32-11/15/33	4,408,684

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of December 31, 2003 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

	$500		6.50%, TBA	$526,875

			Total mortgage backed securities	147,987,407

STRUCTURED NOTES 1.1%
B3	900	(b)	Dow Jones TRAC-X North America High Yield, Ser. 2, T-1, 7.375%, 3/25/09	938,250
Ba3	2,200	(b)	T-2, 6.05%, 3/25/09	2,252,250
B1	943	(g)	Lehman Brothers, Inc., TRAINS, HY-2003-1, 8.676%, 5/15/13	1,041,435

				4,231,935

U.S. GOVERNMENT & AGENCY OBLIGATIONS 1.2%
	1,630		United States Treasury Bonds, 6.00%, 2/15/26	1,807,588
	455		5.375%, 2/15/31	474,498

	930		United States Treasury Notes, 3.375%, 12/15/08	936,321
	965		4.25%, 11/15/13	963,945
	480	(b)	5.75%, 8/15/10	538,200

			Total U.S. government & agency obligations	4,720,552

			Total long-term investments (cost $365,310,858)	377,203,877

	Shares

SHORT-TERM INVESTMENTS 40.2%
MONEY MARKET FUND
			Dryden Core Investment Fund - Taxable Money Market
	153,691,414	(c)	Series (Note 3) (cost $153,691,414)	153,691,414

			Total Investments 139.0% (cost $519,002,272; Note 5)	530,895,291
			Liabilities in excess of other assets (39.0%)	(148,933,718)

			Net Assets 100%	$381,961,573

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

The following abbreviations are used in the portfolio descriptions:

F.R.N.—Floating Rate Note.

I.O.—Interest Only.

M.T.N.—Medium Term Note.

TBA—To Be Announced Security.

(a)	Portion of security segregated as collateral for financial futures contracts.
(b)	Securities or portion thereof, on loan, see Note 4.
(c)	Represents security or portion thereof, purchased with cash collateral received for securities on loan; see Note 4.
(d)	US$ denominated foreign bonds.
(e)	All or a portion of security segregated as collateral for TBA securities.
(f)	Standard & Poor’s rating.
(g)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or principal distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2003.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of December 31, 2003 Cont’d.

The industry classification of portfolio holdings and other liabilities shown as a percentage of net assets as of December 31, 2003 was as follows:

Money Market Fund	40.2%
Mortgage Backed Securities	38.7
Electric & Related Services	7.5
Telecommunications	6.1
Oil & Gas Exploration & Production	5.9
Commercial Mortgage Backed Securities	4.1
Banking	3.6
Automotive	3.2
Media	3.1
Asset Backed Securities	2.8
Foreign Government Securities	2.8
Healthcare	2.6
Financial Services	2.4
Technology	1.9
Other Industrial	1.4
Structured Notes	1.4
Food & Beverage	1.3
U.S. Government Securities	1.2
Lodging	1.1
Paper & Packaging	1.0
Cable	0.8
Environmental	0.8
Chemicals	0.7
Retail	0.7
Aerospace	0.6
Insurance	0.6
Real Estate Trust	0.6
Commercial Mortgage Obligations	0.4
Metals	0.4
Grocery Stores	0.3
Building-Residential/Commercial	0.2
Tobacco	0.2
Transportation	0.2
Leisure	0.1
Machinery	0.1
Liabilities in excess of other assets	(39.0)

100.0%

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Statement of Assets and Liabilities

DECEMBER 31, 2003	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2003

Assets

Investments, at value including securities on loan of $42,869,594 (cost $519,002,272)	$530,895,291
Cash	99,938
Dividends and interest receivable	3,716,983
Receivable for Fund shares reacquired	476,017
Unrealized appreciation on forward currency contracts	67,413
Prepaid expenses	5,970
Due from broker-variation margin	4,500

Total assets	535,266,112

Liabilities

Payable for investments purchased	106,823,375
Payable to broker for collateral for securities on loan (Note 4)	44,363,296
Payable for Fund shares reacquired	1,208,943
Unrealized depreciation on forward currency contracts	265,970
Accrued expenses	226,941
Distribution fee payable	174,558
Management fee payable	162,170
Dividends payable	46,383
Deferred directors’ fees	32,903

Total liabilities	153,304,539

Net Assets	$381,961,573

Net assets were comprised of:
Common stock, at par	$29,627
Paid-in capital in excess of par	391,100,077

$391,129,704
Distributions in excess of net investment income	(98,604)
Accumulated net realized loss on investments	(20,599,832)
Net unrealized appreciation on investments and foreign currencies	11,530,305

Net assets, December 31, 2003	$381,961,573

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class A

Net asset value and redemption price per share
($136,268,009 ÷ 10,567,687 shares of common stock issued and outstanding)	$12.89
Maximum sales charge (4% of offering price)	0.54

Maximum offering price to public	$13.43

Class B

Net asset value, offering price and redemption price per share
($153,745,510 ÷ 11,924,083 shares of common stock issued and outstanding)	$12.89

Class C

Net asset value and redemption price per share
($20,967,206 ÷ 1,626,027 shares of common stock issued and outstanding)	$12.89
Sales charge (1% of offering price)	0.13

Offering price to public	$13.02

Class Z

Net asset value, offering price and redemption price per share
($70,980,848 ÷ 5,508,872 shares of common stock issued and outstanding)	$12.88

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	25

Statement of Operations

Year Ended December 31, 2003

Net Investment Income

Income
Interest (net of foreign withholding taxes of $149)	$16,096,873
Dividends	1,219,913
Income from securities loaned, net	73,265

Total income	17,390,051

Expenses
Management fee	1,983,421
Distribution fee—Class A	331,119
Distribution fee—Class B	1,751,955
Distribution fee—Class C	169,449
Transfer agent’s fees and expenses	845,000
Reports to shareholders	248,000
Custodian’s fees and expenses	244,000
Legal fees and expenses	63,000
Registration fees	53,000
Audit fee	32,000
Directors’ fees	14,000
Miscellaneous	13,834

Total expenses	5,748,778

Net investment income	11,641,273

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	12,210,039
Financial futures transactions	134,115
Foreign currency transactions	(1,741,589)

10,602,565

Net change in unrealized appreciation (depreciation) on:
Investments transactions	409,939
Financial futures contracts	(73,664)
Foreign currencies	(27,286)

308,989

Net gain on investments	10,911,554

Net Increase In Net Assets Resulting From Operations	$22,552,827

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended December 31,

	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment income	$11,641,273	$17,961,476
Net realized gain (loss) on investments and foreign currency transactions	10,602,565	(5,038,974)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	308,989	8,762,473

Net increase in net assets resulting from operations	22,552,827	21,684,975

Dividends (Note 1)
Dividends from net investment income
Class A	(5,777,815)	(5,488,819)
Class B	(6,321,606)	(9,087,311)
Class C	(871,520)	(961,045)
Class Z	(3,070,142)	(2,950,535)

	(16,041,083)	(18,487,710)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	111,231,245	159,244,879
Net asset value of shares issued in reinvestment of distributions	13,716,171	15,626,036
Cost of shares reacquired	(140,954,315)	(128,291,292)

Net increase (decrease) in net assets from Fund share transactions	(16,006,899)	46,579,623

Total increase (decrease)	(9,495,155)	49,776,888

Net Assets

Beginning of year	391,456,728	341,679,840

End of year	$381,961,573	$391,456,728

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	27

Notes to Financial Statements

Dryden Total Return Bond Fund, Inc. (the “Fund”), formerly known as Prudential Total Return Bond Fund, Inc., which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Corporate bonds, U.S. Government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

28	Visit our website at www.jennisondryden.com

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Dryden Total Return Bond Fund, Inc.	29

Notes to Financial Statements

Cont’d

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial futures contracts and forwards currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

30	Visit our website at www.jennisondryden.com

Dollar Rolls: The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the components of the dollar rolls as purchase and sale transactions. The Fund had dollar rolls outstanding as of December 31, 2003, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Fund maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Fund is subject to the risk that the market value of the securities it is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income.

Net investment income (loss), expenses (other than distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and

Dryden Total Return Bond Fund, Inc.	31

Notes to Financial Statements

Cont’d

currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by

32	Visit our website at www.jennisondryden.com

PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2003 PIMS contractually agreed to limit such fees to .25 of 1% of the daily net assets of the Class A shares and .75 of 1% of the daily net assets of the Class C shares.

PIMS has advised the Fund that it has received approximately $173,600 and $28,400 in front-end sales charges resulting from the sale of Class A and Class C shares, respectively, for the year ended December 31, 2003. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2003, it received approximately $377,700 and $11,400 in contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2003.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2003, the Fund incurred fees of approximately $617,000 for the services of PMFS. As of December 31, 2003, approximately $49,100 of such

Dryden Total Return Bond Fund, Inc.	33

Notes to Financial Statements

Cont’d

fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $36,300 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $34,200 for the year ended December 31, 2003. Effective July 1, 2003, Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PSI was the securities lending agent for the Fund for the period January 1, 2003 through June 30, 2003. Effective July 1, 2003, PIM is the Fund’s securities lending agent. For the year ended December 31, 2003, PSI and PIM have been compensated approximately $8,957 and $14,719, for these services, respectively.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2003, the Fund earned income of $1,219,913 and $73,265 from the Series by investing its excess cash and collateral received from securities lending, respectively.

34	Visit our website at www.jennisondryden.com

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2003, aggregated $2,722,165,586 and $2,693,001,726, respectively.

As of December 31, 2003, the Fund had securities on loan with an aggregated market value of $42,869,594. The Fund received $44,363,296 in cash as collateral for securities on loan which it used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

During the year ended December 31, 2003, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2003, were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
	Long Positions:
154	U.S. Treasury Notes 5 Yr.	Mar. 2004	$17,075,183	$17,190,250	$115,067
147	U.S. Treasury Bonds	Mar. 2004	15,962,323	16,068,938	106,615
	Short Positions:
155	U.S. Treasury Notes 2 Yr.	Mar. 2004	33,051,182	33,177,266	(126,084)
181	U.S. Treasury Notes 10 Yr.	Mar. 2004	20,059,015	20,320,078	(261,063)

					$(165,465)

At December 31, 2003, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

Foreign Currency Purchase Contracts	Value at Settlement Date	Current value at December 31, 2003	Unrealized Appreciation
Euros,
expiring 1/5/04	$3,942,816	$4,010,229	$67,413

Foreign Currency Sale Contracts	Value at Settlement Date	Current value at December 31, 2003	Unrealized Depreciation
Euros,
expiring 1/5/04	$3,811,828	$4,010,229	$(198,401)
expiring 2/3/04	3,939,480	4,007,049	(67,569)

	$7,751,308	$8,017,278	$(265,970)

Dryden Total Return Bond Fund, Inc.	35

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income or loss, accumulated net realized gain or loss on investments and paid-in-capital in excess of par. For the year ended December 31, 2003, the adjustments were to increase accumulated net realized loss on investments by $1,985,606, decrease distributions in excess of net investment income by $4,331,381 and decrease paid-in-capital by $2,345,775, due to the difference in the treatment of market premium for financial and tax reporting purposes, differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies, ordinary income over distribution and other tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2003 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$519,501,332	$12,350,161	$956,202	$11,393,959

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales.

The adjusted net unrealized appreciation on a tax basis was $11,395,267, which includes other tax basis adjustments of $1,308 that was primarily attributable to the mark to market of receivables and payables.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $16,041,083 was ordinary income for the year ended December 31, 2003 and $18,487,710 was ordinary income for the year ended December 31, 2002.

At December 31, 2003, the Fund had no distributable earnings on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2003 of approximately $20,266,200 of which $484,300 expires in 2007, $6,836,700 expires in 2008 and $12,945,200 expires in 2010. Accordingly, no

36	Visit our website at www.jennisondryden.com

capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. Approximately $8,243,300 of capital loss carryforward was used to offset taxable net realized gains in the fiscal year ended December 31, 2003. In addition, the fund elected to treat post-October currency losses of approximately $297,200 incurred in the two-month period ended December 31, 2003 as having been incurred in the following year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first fiscal year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2003:
Shares sold	3,432,948	$44,069,012
Shares issued in reinvestment of distributions	378,871	4,863,491
Shares reacquired	(4,791,555)	(61,480,813)

Net increase (decrease) in shares outstanding before conversion	(979,736)	(12,548,310)
Shares issued upon conversion from Class B	2,011,015	26,083,903

Net increase (decrease) in shares outstanding	1,031,279	$13,535,593

Year ended December 31, 2002:
Shares sold	4,669,413	$58,137,777
Shares issued in reinvestment of distributions	367,129	4,578,242
Shares reacquired	(4,101,103)	(51,072,282)

Net increase (decrease) in shares outstanding before conversion	935,439	11,643,737
Shares issued upon conversion from Class B	1,394,881	17,443,672

Net increase (decrease) in shares outstanding	2,330,320	$29,087,409

Dryden Total Return Bond Fund, Inc.	37

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended December 31, 2003:
Shares sold	1,984,345	$25,449,097
Shares issued in reinvestment of distributions	404,580	5,192,545
Shares reacquired	(3,245,036)	(41,559,654)

Net increase (decrease) in shares outstanding before conversion	(856,111)	(10,918,012)
Shares reacquired upon conversion into Class A	(2,011,015)	(26,083,903)

Net increase (decrease) in shares outstanding	(2,867,126)	$(37,001,915)

Year ended December 31, 2002:
Shares sold	4,230,772	$52,741,421
Shares issued in reinvestment of distributions	599,566	7,476,528
Shares reacquired	(3,654,087)	(45,470,056)

Net increase (decrease) in shares outstanding before conversion	1,176,251	14,747,893
Shares reacquired upon conversion into Class A	(1,394,881)	(17,443,672)

Net increase (decrease) in shares outstanding	(218,630)	$(2,695,779)

Class C
Year ended December 31, 2003:
Shares sold	724,822	$9,278,330
Shares issued in reinvestment of distributions	54,290	696,892
Shares reacquired	(849,456)	(10,881,393)

Net increase (decrease) in shares outstanding	(70,344)	$(906,171)

Year ended December 31, 2002:
Shares sold	875,239	$10,893,836
Shares issued in reinvestment of distributions	61,742	769,891
Shares reacquired	(612,280)	(7,618,015)

Net increase (decrease) in shares outstanding	324,701	$4,045,712

Class Z
Year ended December 31, 2003:
Shares sold	2,528,989	$32,434,806
Shares issued in reinvestment of distributions	231,012	2,963,243
Shares reacquired	(2,098,456)	(27,032,455)

Net increase (decrease) in shares outstanding	661,545	$8,365,594

Year ended December 31, 2002:
Shares sold	3,011,843	$37,471,845
Shares issued in reinvestment of distributions	224,837	2,801,375
Shares reacquired	(1,940,542)	(24,130,939)

Net increase (decrease) in shares outstanding	1,296,138	$16,142,281

38	Visit our website at www.jennisondryden.com

Financial Highlights

DECEMBER 31, 2003	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2003(d)

Per Share Operating Performance:
Net asset value, beginning of year	$12.68

Income from investment operations
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	.35

Total from investment operations	.77

Less dividends and distributions
Dividends from net investment income	(.56)
Distributions in excess of net investment income	—

Total dividends and distributions	(.56)

Net asset value, end of year	$12.89

Total Return(b)	6.18%
Ratios/Supplemental Data
Net assets, end of year (000)	$136,268
Average net assets (000)	$132,448
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees (c)	1.13%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	3.25%
For Class A, B, C and Z shares:
Portfolio turnover rate	707%

(a)	Net of expense subsidy and/or fee waiver.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements

40	Visit our website at www.jennisondryden.com

Class A

Year Ended December 31,

2002	2001	2000	1999

$12.59	$12.54	$12.35	$13.23

.65	.79	.81	.83	(a)
.12	.06	.20	(.86)

.77	.85	1.01	(.03)

(.68)	(.80)	(.82)	(.82)
—	—	—	(.03)

(.68)	(.80)	(.82)	(.85)

$12.68	$12.59	$12.54	$12.35

6.38%	6.84%	8.60%	(.23)%

$120,936	$90,733	$64,289	$62,660
$100,691	$77,996	$59,196	$61,661

1.12%	1.18%	1.24%	1.00	%(a)
.87%	.93%	.99%	.75	%(a)
5.30%	6.11%	6.73%	6.41	%(a)

658%	375%	218%	236%

See Notes to Financial Statements

Dryden Total Return Bond Fund, Inc.	41

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2003(c)

Per Share Operating Performance:
Net asset value, beginning of year	$12.68

Income from investment operations
Net investment income	.32
Net realized and unrealized gain (loss) on investment transactions	.35

Total from investment operations	.67

Less dividends and distributions
Dividends from net investment income	(.46)
Distributions in excess of net investment income	—

Total dividends and distributions	(.46)

Net asset value, end of year	$12.89

Total Return(b)	5.39%
Ratios/Supplemental Data
Net assets, end of year (000)	$153,746
Average net assets (000)	$175,196
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.88%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	2.50%

(a)	Net of expense subsidy and/or fee waiver.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements

42	Visit our website at www.jennisondryden.com

Class B

Year Ended December 31,

2002	2001	2000	1999

$12.59	$12.53	$12.35	$13.23

.56	.73	.75	.77	(a)

.12	.07	.19	(.86)

.68	.80	.94	(.09)

(.59)	(.74)	(.76)	(.76)
—	—	—	(.03)

(.59)	(.74)	(.76)	(.79)

$12.68	$12.59	$12.53	$12.35

5.61%	6.41%	7.97%	(.72)%

$187,582	$188,996	$155,401	$170,706
$191,688	$172,035	$157,836	$183,188

1.87%	1.68%	1.74%	1.50	%(a)
.87%	.93%	.99%	.75	%(a)
4.60%	5.64%	6.20%	5.91	%(a)

See Notes to Financial Statements

Dryden Total Return Bond Fund, Inc.	43

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2003(d)

Per Share Operating Performance:
Net asset value, beginning of year	$12.68

Income from investment operations
Net investment income	.35
Net realized and unrealized gain (loss) on investment transactions	.36

Total from investment operations	.71

Less dividends and distributions
Dividends from net investment income	(.50)
Distributions in excess of net investment income	—

Total dividends and distributions	(.50)

Net asset value, end of year	$12.89

Total Return(b)	5.65%
Ratios/Supplemental Data
Net assets, end of year (000)	$20,967
Average net assets (000)	$22,593
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.63%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	2.75%

(a)	Net of expense subsidy and/or fee waiver.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements

44	Visit our website at www.jennisondryden.com

Class C

Year Ended December 31,

2002	2001	2000	1999

$12.59	$12.53	$12.35	$13.23

.58	.72	.76	.77	(a)
.13	.08	.19	(.86)

.71	.80	.95	(.09)

(.62)	(.74)	(.77)	(.76)
—	—	—	(.03)

(.62)	(.74)	(.77)	(.79)

$12.68	$12.59	$12.53	$12.35

5.85%	6.41%	8.13%	(.72)%

$21,513	$17,272	$9,909	$9,257
$19,384	$12,928	$8,822	$9,696

1.62%	1.68%	1.74%	1.50	%(a)
.87%	.93%	.99%	.75	%(a)
4.81%	5.59%	6.19%	5.91	%(a)

See Notes to Financial Statements

Dryden Total Return Bond Fund, Inc.	45

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2003(c)

Per Share Operating Performance:
Net asset value, beginning of year	$12.67

Income from investment operations
Net investment income	.45
Net realized and unrealized gain (loss) on investment transactions	.35

Total from investment operations	.80

Less dividends and distributions
Dividends from net investment income	(.59)
Distributions in excess of net investment income	—

Total dividends and distributions	(.59)

Net asset value, end of year	$12.88

Total Return(b)	6.44%
Ratios/Supplemental Data
Net assets, end of year (000)	$70,981
Average net assets (000)	$66,448
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.88%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	3.51%

(a)	Net of expense subsidy and/or fee waiver.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements

46	Visit our website at www.jennisondryden.com

Class Z

Year Ended December 31,

2002	2001	2000	1999

$12.58	$12.52	$12.34	$13.22

.68	.83	.84	.86	(a)
.12	.06	.19	(.86)

.80	.89	1.03	—

(.71)	(.83)	(.85)	(.85)
—	—	—	(.03)

(.71)	(.83)	(.85)	(.88)

$12.67	$12.58	$12.52	$12.34

6.64	7.19%	8.81%	.01%

$61,425	$44,679	$58,667	$50,215
$51,861	$54,052	$50,576	$51,729

.87%	.93%	.99%	.75	%(a)
.87%	.93%	.99%	.75	%(a)
5.54%	6.46%	6.94%	6.67	%(a)

See Notes to Financial Statements

Dryden Total Return Bond Fund, Inc.	47

Report of Independent Auditors

To the Shareholders and Board of Directors of Dryden Total Return Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Total Return Bond Fund, Inc., formerly Prudential Total Return Bond Fund, Inc. (the “Fund”), at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York February 20, 2004

48	Visit our website at www.jennisondryden.com

Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2003) as to the federal tax status of dividends paid by the Fund.

During the fiscal year ended December 31, 2003, the Fund paid dividends of $0.56 per Class A share, $0.46 per Class B share, $0.50 per Class C share and $0.59 per Class Z share from ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is 8.98%.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.09% of the dividends paid by the Fund qualifies for such deduction.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Dryden Total Return Bond Fund, Inc.	49

Supplemental Proxy Information

(Unaudited)

A special meeting of the Fund's shareholders was held on July 17, 2003. At such meeting the shareholders approved the following proposals:

1.*	To approve the election of nine (10) trustees to the Board of Trustees, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn**
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The results of the proxy solicitation on the preceding matter were:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	21,229,317	—	287,930	—
Robert E. La Blanc	21,229,044	—	288,203	—
Robert F. Gunia	21,231,332	—	285,915	—
Stephen P. Munn**	21,231,456	—	285,791
Douglas H. McCorkindale	21,230,000	—	287,247	—
Richard A. Redeker	21,232,264	—	284,983	—
Judy A. Rice	21,263,694	—	253,553	—
Robin B. Smith	21,259,686	—	257,561	—
Stephen Stoneburn	21,231,562	—	285,685	—
Clay T. Whitehead	21,231,111	—	286,136	—

2.*	To permit the Manager to enter into, or make material changes to, Subadvisory Agreement without shareholder approval

Votes For	Votes Against	Abstentions
12,500,107	1,028,771	417,426

50	Visit our website at www.jennisondryden.com

3.*	To permit an amendment to the Management Contract between PI and the Company on behalf of the Fund

Votes For	Votes Against	Abstentions
20,731,431	490,526	295,290

4A*	To approve changes to fundamental investment restrictions or policies, relating to the Fund: diversification.

Votes For	Votes Against	Abstentions
12,938,751	596,425	411,128

4B*	To approve changes to fundamental investment restrictions or policies, relating to the Fund: issuing Senior issuing senior securities, borrowing money or pledging assets.

Votes For	Votes Against	Abstentions
12,705,710	771,224	469,370

4C*	To approve changes to fundamental investment restrictions or policies, relating to the Fund: buying and selling real estate

Votes For	Votes Against	Abstentions
12,853,455	649,621	443,228

4D*	To approve changes to fundamental investment restrictions or policies, relating to the Fund: buying and selling commodities and commodity contracts.

Votes For	Votes Against	Abstentions
12,782,668	713,322	450,314

4E*	To approve changes to fundamental investment restrictions or policies, relating to the Fund: concentration.

Votes For	Votes Against	Abstentions
12,874,303	632,536	439,465

Dryden Total Return Bond Fund, Inc.	51

Supplemental Proxy Information

(Unaudited)

4F*	To approve changes to fundamental investment restrictions or policies, relating to the Fund: making loans.

Votes For	Votes Against	Abstentions
12,685,196	782,751	478,357

4G*	To approve changes to fundamental investment restrictions or policies, relating to the Fund: other investment restrictions, including investing in securities of other investment companies.

Votes For	Votes Against	Abstentions
12,796,469	695,508	454,327

5.*	To approve amendments to the Company's Articles of Incorporation.

Votes For	Votes Against	Abstentions
16,323,536	623,358	544,158

*	Approved.
**	Mr. Munn ceased being a Director effective November 30, 2003.

52	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors2

David E.A. Carson (69), Director since 20033 Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033 Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 19963 Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19943 Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Dryden Total Return Bond Fund, Inc.	53

Robin B. Smith (64), Director since 19963 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 20033 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19963 Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963 Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

54	Visit our website at www.jennisondryden.com

Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19963

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Jennison Associates LLC or Jennison and Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Total Return Bond Fund, Inc.	55

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/03
	One Year	Five Years	Since Inception
Class A	1.93%	4.65%	6.81%

Class B	0.39	4.73	6.65

Class C	3.60	4.81	6.61

Class Z	6.44	5.77	6.54

Average Annual Total Returns (Without Sales Charges) as of 12/31/03
	One Year	Five Years	Since Inception
Class A	6.18%	5.51%	7.30%

Class B	5.39	4.89	6.65

Class C	5.65	5.02	6.73

Class Z	6.44	5.77	6.54

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 1/10/95; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class A shares (January 10, 1995) and the account values at the end of the current fiscal year (December 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due

Visit our website at www.jennisondryden.com

to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only Index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 4% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Effective February 1, 2004, Class C shares do not have a front-end sales charge of 1%, but are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Dryden Total Return Bond Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale• Richard A. Redeker•Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary•Deborah A. Docs, Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PDBAX	PRDBX	PDBCX	PDBZX
CUSIP	262492101	262492200	262492309	262492408

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PDBAX	PRDBX	PDBCX	PDBZX
CUSIP	262492101	262492200	262492309	262492408

MF166E    IFS-A087970

Item 2—Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7525, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3—Audit Committee Financial Expert—

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4—Principal Accountant Fees and Services—

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $32,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
■	Federal, state and local income tax compliance; and,
■	Sales and use tax compliance

➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee—Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5—Reserved

Item 6—Reserved

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not required in this filing

Item 8—Reserved

Item 9—Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10—Exhibits

(a)	Code of Ethics—attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act—Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ Marguerite E. H. Morrison

Marguerite E. H. Morrison
Assistant Secretary

Date                 February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice
President and Principal Executive Officer

Date                February 23, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres
Treasurer and Principal Financial Officer

Date                February 23, 2004

*	Print the name and title of each signing officer under his or her signature.